Reinsurance	12 Months Ended
Dec. 31, 2020
Reinsurance Disclosures [Abstract]
Reinsurance	Reinsurance
The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.
As of December 31, 2020 and 2019, for certain term life insurance policies, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, the Company cedes the mortality risk associated with coverage in excess of $2.0 million per life to ALIC. Prior to July 1, 2013, the Company ceded mortality risk in excess of $250 thousand per life to ALIC.
In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $162.9 million and $166.9 million as of December 31, 2020 and 2019, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements.
The amounts ceded to Prudential for the years ended December 31 are as follows:

($ in thousands)	2020	2019	2018
Premiums and contract charges	$4,750	$4,797	$5,189
Contract benefits	(1,524)	(890)	1,459
Interest credited to contractholder funds	4,503	4,307	4,533
Operating costs and expenses	712	867	868
As of December 31, 2020 and 2019, the Company had reinsurance recoverables of $282 thousand and $579 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) and Scottish Re (U.S.), Inc. in connection with the disposition of the direct response distribution business in 2003.
As of December 31, 2020, the gross life insurance in force was $42.27 billion of which $433.3 million and $7.90 billion were ceded to affiliated and unaffiliated reinsurers, respectively.
The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2020	2019	2018
Direct	$174,812	$203,614	$199,289
Assumed - non-affiliate	588	697	685
Ceded
Affiliate	(2,308)	(2,186)	(1,972)
Non-affiliate	(15,674)	(16,359)	(17,361)
Premiums and contract charges, net of reinsurance	$157,418	$185,766	$180,641
The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in thousands)	2020	2019	2018
Direct	$445,983	$272,200	$248,008
Assumed - non-affiliate	324	500	586
Ceded
Affiliate	(945)	(2,354)	(55)
Non-affiliate	(10,721)	(11,333)	(10,961)
Contract benefits, net of reinsurance	$434,641	$259,013	$237,578
The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in thousands)	2020	2019	2018
Direct	$88,814	$90,758	$96,002
Assumed - non-affiliate	13	13	13
Ceded - non-affiliate	(4,503)	(4,307)	(4,533)
Interest credited to contractholder funds, net of reinsurance	$84,324	$86,464	$91,482
In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.3 million, $4.2 million and $3.4 million and settlements received from ALIC of $21.7 million, $1.0 million and zero in 2020, 2019 and 2018, respectively, under the terms of the structured settlement annuity reinsurance agreement (see Note 4).
The following table shows the rollforward of the credit loss allowance for reinsurance recoverables for the year ended December 31.

($ in thousands)	2020
Beginning balance	$(34)
Cumulative effect of change in accounting principle	(621)
Decrease in the provision for credit losses	31
Write-offs	—
Ending Balance	$(624)